Exhibit 99.2

Supplemental Operating and Financial Data

Fourth Quarter 2015

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	Sarah Byrnes
Suite 2100	(312) 646-2801
Chicago, IL 60606	ir@eqcre.com
(312) 646-2800	www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Additional Income Statement Information	8
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	9
Same Property Results of Operations	10
Calculation of EBITDA and Adjusted EBITDA	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12
Debt Summary	13
Debt Maturity Schedule	14
Leverage Ratios, Coverage Ratios and Public Debt Covenants	15
Acquisitions and Dispositions	16

Portfolio Information
Top 30 Properties by Annualized Rental Revenue	17
Leasing Summary	18
Same Property Leasing Summary	19
Occupancy and Leasing Analysis	20
Capital Summary - Expenditures & Leasing Commitments	21
Tenants Representing 1% or More of Annualized Rental Revenue	22
Same Property Lease Expiration Schedule	23
Property Detail	24
Disposed Property Detail	27

Additional Support
Common & Potential Common Shares	30
Summary of Equity Investments	31
Definitions	32

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT) with commercial office properties throughout the United States. As of December 31, 2015, EQC has a portfolio comprising 65 properties and 24.0 million square feet with executive offices in Chicago, IL.

Same Property Statistics
			2015 4Q
No. of		%	Cash Basis
Properties	Sq. Feet	Leased	NOI
65	23,952	91.4%	72,311

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's: Baa3	Common Stock: EQC
Standard & Poor's: BBB-	Preferred Stock Series D: EQC-PD
Preferred Stock Series E: EQC-PE
5.75% Senior Notes due 2042: EQCO

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	John Bejjani	(949) 640-8780	jbejjani@greenst.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
RBC Capital Markets	Rich Moore	(440) 715-2646	rich.moore@rbccm.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
Credit Suisse	John Giordano	(212) 538-4935	john.giordano@credit-suisse.com
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Anita Ogbara	(212) 438-5077	anita.ogbara@standardandpoors.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

As of and for the Three Months Ended
12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
OPERATING INFORMATION
Ending property count (1)	65	67	86	154	156
Ending square footage (1)(2)	23,952	25,258	29,357	42,724	42,891
Percent leased (1)	91.4%	91.9%	90.6%	85.9%	85.8%
Total revenues	$138,934	$159,208	$203,694	$213,055	$212,808
NOI	75,114	85,637	114,008	115,184	118,650
Cash Basis NOI	74,543	84,743	109,770	114,890	116,947
Adjusted EBITDA	64,755	75,697	103,790	107,781	107,248
NOI margin	54.1%	53.8%	56.0%	54.1%	55.8%
Cash Basis NOI margin	53.9%	53.5%	55.0%	54.0%	55.4%
Net income (loss)	43,145	30,466	12,616	13,630	(158,561)
Net income (loss) attributable to EQC common shareholders	36,164	23,485	5,635	6,649	(165,542)
FFO attributable to EQC common shareholders	31,839	24,214	77,238	65,384	60,442
Normalized FFO attributable to EQC common shareholders	34,439	46,383	67,763	71,985	68,733
SHARES OUTSTANDING AND PER SHARE DATA (3)
Shares Outstanding at End of Period
Common stock outstanding - basic (includes unvested restricted shares)	126,350	126,350	129,760	129,734	129,607
Dilutive restricted share units ("RSU"s) (3)	1,143	1,139	803	254	—
Dilutive Series D Convertible Preferred Shares Outstanding(4)	—	—	—	—	—
Preferred Stock Outstanding (4)	15,915	15,915	15,915	15,915	15,915
Weighted Average Shares Outstanding
Weighted Average Common shares outstanding - basic	126,350	128,739	129,733	129,696	129,398
Weighted Average Common shares outstanding - diluted	127,493	129,878	130,537	129,874	129,398
Per Share Data
Net income (loss) attributable to EQC common shareholders - basic	$0.29	$0.18	$0.04	$0.05	$(1.28)
Net income (loss) attributable to EQC common shareholders - diluted	0.28	0.18	0.04	0.05	(1.28)
Normalized FFO attributable to EQC common shareholders - diluted	0.27	0.36	0.52	0.55	0.53
BALANCE SHEET
Total assets	$5,244,372	$5,324,243	$5,548,046	$5,734,296	$5,761,639
Total liabilities	1,875,885	1,997,035	2,160,816	2,423,118	2,442,056
ENTERPRISE VALUE
Total debt (book value)	$1,710,324	$1,828,073	$1,973,692	$2,205,075	$2,207,665
Less: Cash and cash equivalents	(1,802,729)	(1,649,162)	(1,286,902)	(421,736)	(364,516)
Plus: Market value of preferred shares (at end of period)	403,792	400,702	400,246	407,335	398,570
Plus: Market value of dilutive common shares (at end of period)	3,535,381	3,472,798	3,351,558	3,451,175	3,327,012
Total enterprise value	$3,846,768	$4,052,411	$4,438,594	$5,641,849	$5,568,731
RATIOS
Net debt / enterprise value	(2.4)%	4.4%	15.5%	31.6%	33.1%
Net debt / annualized adjusted EBITDA	(0.4	)x	0.6	x	1.6	x	4.1	x	4.3	x
Adjusted EBITDA / interest expense	2.7	x	3.0	x	3.7	x	3.6	x	3.3	x

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from remeasurement and property dispositions. Refer to either the schedule of Acquisitions and Dispositions or Disposed Property Detail.
(3)
We grant restricted share units ("RSU"s) to certain employees, officers, and the chairman of the Board of Trustees. The RSUs contain both service and market-based vesting components. None of the RSUs have vested. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and their impact on weighted average shares outstanding.

(4)
As of December 31, 2015, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares. We exclude these shares from dilutive shares outstanding on December 31, 2015, given this conversion ratio relative to our current common stock price. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	December 31, 2015	December 31, 2014
ASSETS
Real estate properties:
Land	$389,410	$714,238
Buildings and improvements	3,497,942	5,014,205
	3,887,352	5,728,443
Accumulated depreciation	(898,939)	(1,030,445)
	2,988,413	4,697,998
Acquired real estate leases, net	88,760	198,287
Cash and cash equivalents	1,802,729	364,516
Restricted cash	32,245	32,257
Rents receivable, net of allowance for doubtful accounts of $7,715 and $6,565, respectively	174,676	248,101
Other assets, net	157,549	220,480
Total assets	$5,244,372	$5,761,639

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	1,460,592	1,598,416
Mortgage notes payable, net	249,732	609,249
Accounts payable and accrued expenses	123,587	162,204
Assumed real estate lease obligations, net	4,296	26,784
Rent collected in advance	27,340	31,359
Security deposits	10,338	14,044
Total liabilities	$1,875,885	$2,442,056

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 and 4,915,497 shares issued and outstanding, respectively, aggregate liquidation preference of $122,880 and $122,887, respectively	$119,263	$119,266
Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 11,000,000 shares issued and outstanding, aggregate liquidation preference $275,000	265,391	265,391
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 126,349,914 and 129,607,279 shares issued and outstanding, respectively	1,263	1,296
Additional paid in capital	4,414,611	4,487,133
Cumulative net income	2,333,709	2,233,852
Cumulative other comprehensive loss	(3,687)	(53,216)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(650,195)	(622,271)
Total shareholders’ equity	$3,368,487	$3,319,583
Total liabilities and shareholders’ equity	$5,244,372	$5,761,639

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	December 31, 2015	December 31, 2014
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$157,600	$220,855
Accounts receivable, net of allowance for doubtful accounts	17,076	27,246
Rents receivable, net of allowance for doubtful accounts	$174,676	$248,101

Capitalized lease incentives, net	$9,124	$15,191
Deferred financing fees, net	18,188	16,861
Deferred leasing costs, net	110,228	126,252
Other	20,009	62,176
Other assets, net	$157,549	$220,480

Accounts payable	$5,321	$7,755
Accrued interest	19,971	25,007
Accrued taxes	36,724	57,237
Accrued capital expenditures	21,136	13,322
Accrued leasing costs	802	9,439
Other accrued liabilities	39,633	49,444
Accounts payable and accrued expenses	$123,587	$162,204

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenues
Rental income(1)	$113,254	$173,036	$570,382	$691,699
Tenant reimbursements and other income	25,680	39,772	144,509	170,158
Total revenues	$138,934	$212,808	$714,891	$861,857

Expenses:
Operating expenses	$63,820	$94,158	$324,948	$387,982
Depreciation and amortization	37,143	58,839	194,001	227,532
General and administrative	13,739	16,760	57,457	113,155
Loss on asset impairment	—	167,145	17,162	185,067
Acquisition related costs	—	—	—	5
Total expenses	$114,702	$336,902	$593,568	$913,741

Operating income (loss)	$24,232	$(124,094)	$121,323	$(51,884)

Interest and other income	1,176	490	5,989	1,561
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $1,005, $151, $1,028, and $(549), respectively)	(24,390)	(32,151)	(107,316)	(143,230)
Gain (loss) on early extinguishment of debt	550	(1,790)	6,661	4,909
(Loss) gain on sale of equity investment	—	(160)	—	171,561
Gain on issuance of shares by an equity investee	—	—	—	17,020
Foreign currency exchange gain (loss)	96	—	(8,857)	—
Gain on sale of properties	41,468	—	84,421	—
Income (loss) from continuing operations before income taxes and equity in earnings of investees	43,132	(157,705)	102,221	(63)
Income tax benefit (expense)	13	(1,025)	(2,364)	(3,191)
Equity in earnings of investees	—	—	—	24,460
Income (loss) from continuing operations	43,145	(158,730)	99,857	21,206
Discontinued operations:
Income from discontinued operations (1)	—	169	—	8,389
Loss on asset impairment from discontinued operations	—	—	—	(2,238)
Loss on early extinguishment of debt from discontinued operations	—	—	—	(3,345)
Net income (loss)	$43,145	$(158,561)	$99,857	$24,012
Preferred distributions	(6,981)	(6,981)	(27,924)	(32,095)
Excess fair value of consideration over carrying value of preferred shares	—	—	—	(16,205)
Net income (loss) attributable to Equity Commonwealth common shareholders	$36,164	$(165,542)	$71,933	$(24,288)

(1)	Rental income and income from discontinued operations include non-cash straight line rent adjustments, and non-cash amortization of intangible lease assets and liabilities.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Amounts attributable to Equity Commonwealth common shareholders:
Income (loss) from continuing operations	$36,164	$(165,711)	$71,933	$(27,094)
Income from discontinued operations	—	169	—	8,389
Loss on asset impairment from discontinued operations	—	—	—	(2,238)
Loss on early extinguishment of debt from discontinued operations	—	—	—	(3,345)
Net income (loss)	$36,164	$(165,542)	$71,933	$(24,288)

Weighted average common shares outstanding — basic (1)	126,350	129,398	128,621	125,163
Weighted average common shares outstanding — diluted (1)	127,493	129,398	129,437	125,163

Basic earnings (loss) per common share attributable to Equity Commonwealth common shareholders:
Income (loss) from continuing operations	$0.29	$(1.28)	$0.56	$(0.21)
Income from discontinued operations	$—	$—	$—	$0.02
Net income (loss)	$0.29	$(1.28)	$0.56	$(0.19)
Diluted earnings (loss) per common share attributable to Equity Commonwealth common shareholders:
Income (loss) from continuing operations	$0.28	$(1.28)	$0.56	$(0.21)
Income from discontinued operations	$—	$—	$—	$0.02
Net income (loss)	$0.28	$(1.28)	$0.56	$(0.19)

Additional Income Statement Information
Non-recurring General and administrative
Shareholder litigation and transition related expenses (2)	$2,138	$1,099	$10,869	$37,681
Fees paid to RMR (3)
Business management fee	$—	$—	$—	$28,558
Business management incentive fee	—	—	—	15,349
Transition services fee	66	3,600	2,679	3,600

Gain on sale of properties
Gain excluding reclassification of accumulated foreign currency translation adjustment	$41,468	$—	$147,628	$—
Reclassification of accumulated foreign currency translation adjustment	—	—	(63,207)	—
Total gain on sale of properties	$41,468	$—	$84,421	$—

(1)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.
(2)
Shareholder litigation and transition related expenses within general and administrative for the three months and year ended December 31, 2015 includes $2.1 million and $9.0 million, respectively, for the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex since February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. On August 4, 2015, we reimbursed $8.4 million to Related/Corvex under the terms of the shareholder-approved agreement. An additional $8.4 million will be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any share splits or share dividends) from August 1, 2015 through July 31, 2016. As of December 31, 2015, the fair value of this liability is $7.2 million.

(3)	Amounts represent general and administrative expenses under our now-terminated business management agreement with our former manager.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$113,254	$173,036	$570,382	$691,699
Tenant reimbursements and other income	25,680	39,772	144,509	170,158
Operating expenses	(63,820)	(94,158)	(324,948)	(387,982)
NOI	$75,114	$118,650	$389,943	$473,875
Straight line rent adjustments	(1,744)	(2,359)	(5,328)	(12,531)
Lease value amortization	1,482	2,133	7,515	10,650
Lease termination fees	(309)	(1,477)	(8,184)	(4,749)
Cash Basis NOI	$74,543	$116,947	$383,946	$467,245
Cash Basis NOI from non-same properties (1)	(2,232)	(39,629)	(73,916)	(154,699)
Same Property Cash Basis NOI	$72,311	$77,318	$310,030	$312,546
Non-cash rental and termination income from same properties	735	224	610	(1,057)
Same Property NOI	$73,046	$77,542	$310,640	$311,489

Reconciliation of Same Property NOI to GAAP Operating Income (Loss)
Same Property NOI	$73,046	$77,542	$310,640	$311,489
Non-cash rental and termination income from same properties	(735)	(224)	(610)	1,057
Same Property Cash Basis NOI	$72,311	$77,318	$310,030	$312,546
Cash Basis NOI from non-same properties (1)	2,232	39,629	73,916	154,699
Cash Basis NOI	$74,543	$116,947	$383,946	$467,245
Straight line rent adjustments	1,744	2,359	5,328	12,531
Lease value amortization	(1,482)	(2,133)	(7,515)	(10,650)
Lease termination fees	309	1,477	8,184	4,749
NOI	$75,114	$118,650	$389,943	$473,875
Depreciation and amortization	(37,143)	(58,839)	(194,001)	(227,532)
General and administrative	(13,739)	(16,760)	(57,457)	(113,155)
Loss on asset impairment	—	(167,145)	(17,162)	(185,067)
Acquisition related costs	—	—	—	(5)
Operating Income (Loss)	$24,232	$(124,094)	$121,323	$(51,884)

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed during 2015.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	As of and for the Three Months Ended December 31,			As of and for the Year Ended December 31,
	2015	2014	% Change	2015	2014	% Change
Properties	65	65		65	65
Square Feet	23,952	23,952		23,952	23,952
% Leased	91.4%	90.0%	1.4%	91.4%	90.0%	1.4%

Total revenue	$133,842	$134,121	(0.2)%	$541,174	$541,266	0.0%
Operating expenses	(60,796)	(56,579)	7.5%	(230,534)	(229,777)	0.3%
NOI	$73,046	77,542	(5.8)%	310,640	311,489	(0.3)%
NOI Margin	54.6%	57.8%		57.4%	57.5%

Straight line rent adjustment	(1,664)	(562)		(2,032)	(3,893)
Lease value amortization	1,235	1,621		6,253	8,785
Lease termination fees	(306)	(1,283)		(4,831)	(3,835)
Cash Basis NOI	72,311	77,318	(6.5)%	310,030	312,546	(0.8)%
Cash Basis NOI Margin	54.3%	57.7%		57.4%	57.6%

CALCULATION OF EBITDA AND ADJUSTED EBITDA
(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Net income (loss)	$43,145	$(158,561)	$99,857	$24,012
Interest expense from continuing operations	24,390	32,151	107,316	143,230
Interest expense from discontinued operations	—	—	—	608
Income tax (benefit) expense	(13)	1,025	2,364	3,191
Depreciation and amortization from continuing operations	37,143	58,839	194,001	227,532
EBITDA from equity investees	—	—	—	36,103
Equity in earnings of investees	—	—	—	(24,460)
EBITDA	$104,665	$(66,546)	$403,538	$410,216
Loss on asset impairment from continuing operations	—	167,145	17,162	185,067
Loss on asset impairment from discontinued operations	—	—	—	2,238
Acquisition related costs	—	—	—	5
(Gain) loss on early extinguishment of debt from continuing operations	(550)	1,790	(6,661)	(4,909)
Loss on early extinguishment of debt from discontinued operations	—	—	—	3,345
Shareholder litigation costs and transition-related expenses	2,138	1,099	10,869	37,681
Transition services fee	66	3,600	2,679	3,600
Adjusted EBITDA from equity investees, net of EBITDA	—	—	—	64
Gain on sale of properties	(41,468)	—	(84,421)	—
Loss (gain) on sale of equity investments	—	160	—	(171,561)
Gain on issuance of shares by an equity investee	—	—	—	(17,020)
Foreign currency exchange (gain) loss	(96)	—	8,857	—
Adjusted EBITDA	$64,755	$107,248	$352,023	$448,726

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Calculation of FFO
Net income (loss)	$43,145	$(158,561)	$99,857	$24,012
Depreciation and amortization	37,143	58,839	194,001	227,532
Loss on asset impairment from continuing operations	—	167,145	17,162	185,067
Loss on asset impairment from discontinued operations	—	—	—	2,238
FFO from equity investees	—	—	—	33,007
Gain on sale of properties	(41,468)	—	(84,421)	—
Equity in earnings of investees	—	—	—	(24,460)
FFO attributable to Equity Commonwealth	38,820	67,423	226,599	447,396
Preferred distributions	(6,981)	(6,981)	(27,924)	(32,095)
FFO attributable to EQC Common Shareholders	$31,839	$60,442	$198,675	$415,301

Calculation of Normalized FFO
FFO attributable to EQC common shareholders	$31,839	$60,442	$198,675	$415,301
Recurring adjustments:
Lease value amortization	1,482	2,133	7,515	10,650
Straight line rent adjustments from continuing operations	(1,744)	(2,359)	(5,328)	(12,531)
Straight line rent adjustments from discontinued operations	—	—	—	(226)
(Gain) loss on early extinguishment of debt from continuing operations	(550)	1,790	(6,661)	(4,909)
Loss on early extinguishment of debt from discontinued operations	—	—	—	3,345
Minimum cash rent from direct financing lease (1)	1,355	2,032	7,451	8,128
Loss (gain) on sale of equity investments	—	160	—	(171,561)
Gain on issuance of shares by an equity investee	—	—	—	(17,020)
Interest earned from direct financing lease	(51)	(164)	(407)	(787)
Normalized FFO from equity investees, net of FFO	—	—	—	(3,353)
Other items which affect comparability:
Shareholder litigation and transition related expenses (2)	2,138	1,099	10,869	37,681
Transition services fee	66	3,600	2,679	3,600
Acquisition related costs	—	—	—	5
Gain on sale of securities	—	—	(3,080)	—
Foreign currency exchange (gain) loss	(96)	—	8,857	—
Normalized FFO attributable to EQC Common Shareholders	$34,439	$68,733	$220,570	$268,323

Weighted average common shares outstanding -- basic (3)	126,350	129,398	128,621	125,163
Weighted average common shares outstanding -- diluted (3)	127,493	129,398	129,437	125,163
FFO attributable to EQC common shareholders per share -- basic (3)	$0.25	$0.47	$1.54	$3.32
FFO attributable to EQC common shareholders per share -- diluted(3)	$0.25	$0.47	$1.53	$3.32
Normalized FFO attributable to EQC common shareholders per share -- basic (3)	$0.27	$0.53	$1.71	$2.14
Normalized FFO attributable to EQC common shareholders per share -- diluted (3)	$0.27	$0.53	$1.70	$2.14

(1)
Amounts relate to contractual cash payments (including management fees) from one tenant at Arizona Center. Arizona Center was sold during the fourth quarter of 2015. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease required us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $(281) and $172 for the three months ended December 31, 2015 and 2014, and $98 and $817 for the year ended December 31, 2015 and 2014, respectively.

(2)	Refer to the Additional Income Statement Information for a discussion of expenses related to the shareholder-approved Related/Corvex consent solicitation liability.
(3)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

DEBT SUMMARY
As of December 31, 2015
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 125 bps) (1)	1.68%	$—	1/28/2019	$—	3.1
Term loan (LIBOR + 140 bps) (2)	1.83%	200,000	1/28/2020	200,000	4.1
Term loan (LIBOR + 180 bps) (2)	2.23%	200,000	1/28/2022	200,000	6.1
Total / weighted average unsecured floating rate debt	2.03%	$400,000		$400,000	5.1

Unsecured Fixed Rate Debt:
6.25% Senior Unsecured Notes Due 2016 (3)	6.25%	$139,104	8/15/2016	$139,104	0.6
6.25% Senior Unsecured Notes Due 2017	6.25%	250,000	6/15/2017	250,000	1.5
6.65% Senior Unsecured Notes Due 2018	6.65%	250,000	1/15/2018	250,000	2.0
5.875% Senior Unsecured Notes Due 2020	5.88%	250,000	9/15/2020	250,000	4.7
5.75% Senior Unsecured Notes Due 2042	5.75%	175,000	8/1/2042	175,000	26.6
Total / weighted average unsecured fixed rate debt	6.17%	$1,064,104		$1,064,104	6.4

Secured Fixed Rate Debt:
Parkshore Plaza	5.67%	41,275	5/1/2017	41,275	1.3
1735 Market Street (4)	5.66%	169,613	12/2/2019	160,710	3.9
206 East 9th Street	5.69%	27,515	1/5/2021	24,836	5.0
33 Stiles Lane	6.75%	2,785	3/1/2022	—	6.2
97 Newberry Road	5.71%	6,374	3/1/2026	—	10.2
Total / weighted average secured fixed rate debt	5.68%	$247,562		$226,821	3.8

Total / weighted average (5)	5.13%	$1,711,666		$1,690,925	5.7

(1)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of December 31, 2015. The interest rate presented is as of December 31, 2015, and equals LIBOR plus 1.25%. We also pay a 25 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(2)
Represents amounts outstanding on EQC's term loans as of December 31, 2015. The interest rate presented is as of December 31, 2015, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating.

(3)	On February 16, 2016, we redeemed at par $139.1 million of our 6.25% senior unsecured notes due 2016.
(4)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.
(5)	Total debt outstanding as of December 31, 2015, including net unamortized premiums and discounts, was $1,710,324.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Payments During Period
Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt		Secured Fixed Rate Debt		Total		Weighted Average Interest Rate
2016	$—		$139,104	(1)	$3,346		$142,450		6.2%
2017	—		250,000		44,865		294,865		6.2%
2018	—		250,000		3,847		253,847		6.6%
2019	—		—		164,613	(2)	164,613		5.7%
2020	200,000	(3)	250,000		1,674		451,674		4.1%
2021	—		—		25,982		25,982		5.7%
2022	200,000	(3)	—		799		200,799		2.2%
2023	—		—		702		702		5.7%
2024	—		—		743		743		5.7%
2025	—		—		787		787		5.7%
Thereafter	—		175,000		204		175,204		5.7%
Total	$400,000		$1,064,104		$247,562		$1,711,666	(4)	5.1%

Percent	23.4%		62.2%		14.4%		100.0%

(1)	On February 16, 2016, we redeemed at par $139.1 million of our 6.25% senior unsecured notes due 2016.
(2)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.
(3)
Represents amounts outstanding on EQC's term loans as of December 31, 2015. The interest rate presented is as of December 31, 2015, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating.

(4)	Total debt outstanding as of December 31, 2015, including net unamortized premiums and discounts, was $1,710,324.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014
Leverage Ratios
Total debt / total assets	32.6%		34.3%		35.6%		38.5%		38.3%
Total debt / total market capitalization	30.3%		32.1%		34.5%		36.4%		37.2%
Total debt + preferred stock / total market capitalization	37.4%		39.1%		41.5%		43.1%		43.9%
Total debt / annualized adjusted EBITDA	6.6	x	6.0	x	4.7	x	5.1	x	5.1	x
Total debt + preferred stock / annualized adjusted EBITDA	8.2	x	7.4	x	5.7	x	6.1	x	6.1	x
Net debt / enterprise value	(2.4)%		4.4%		15.5%		31.6%		33.1%
Net debt + preferred stock / enterprise value	8.1%		14.3%		24.5%		38.8%		40.3%
Net debt / annualized adjusted EBITDA	(0.4	)x	0.6	x	1.6	x	4.1	x	4.3	x
Net debt + preferred stock / annualized adjusted EBITDA	1.2	x	1.9	x	2.6	x	5.1	x	5.2	x
Secured debt / total assets	4.8%		6.9%		9.3%		10.6%		10.6%
Variable rate debt / total debt	23.4%		21.9%		20.3%		18.1%		18.1%
Variable rate debt / total assets	7.6%		7.5%		7.2%		7.0%		6.9%

Coverage Ratios
Adjusted EBITDA / interest expense	2.7	x	3.0	x	3.7	x	3.6	x	3.3	x
Adjusted EBITDA / interest expense + preferred distributions	2.1	x	2.4	x	3.0	x	2.9	x	2.7	x

Public Debt Covenants
Debt / adjusted total assets (1) (maximum 60%)	27.9%		29.5%		29.9%		30.9%		31.0%
Secured debt / adjusted total assets (1) (maximum 40%)	4.0%		5.9%		7.8%		8.5%		8.6%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.9	x	3.1	x	3.3	x	3.9	x	3.9	x
Total unencumbered assets (1) / unsecured debt (minimum 150% / 200%)	386.9%		378.3%		394.7%		386.5%		385.6%

(1)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price		Net Book Value (1)	Secured Mortgage Debt		Annualized Rental Revenue (1)
11350 N Meridian St.	Carmel	IN	1	72,264	78.4%	$4,200		$2,537	$—		$751
333 Laurel Oak Dr.	Voorhees	NJ	_(2)	27,164	0.0%	2,450		1,441	—		—
1921 E Alton Ave.	Santa Ana	CA	1	67,846	84.7%	14,533		8,567	—		1,691
Total Q1 Dispositions			2	167,274	68.2%	$21,183		$12,545	$—		$2,442
Small Office & Industrial Assets Portfolio	Multiple	Multi.	45	5,287,790	77.5%	$376,000		$346,937	$—		$67,723
Land Parcel	Birmingham	AL	N/A	N/A	N/A	2,000		155	—		N/A
225 Water Street (3)	Jacksonville	FL	1	318,997	44.7%	N/A		19,357	40,059		3,144
AL, LA, NC, SC Office Portfolio (4)	Multiple	Multi.	6	3,031,848	89.6%	417,450		294,567	48,653	(5)	55,799
Sorrento Valley Business Park	San Diego	CA	1	105,003	100.0%	23,500		10,405	—		2,193
Australia Office and Industrial Portfolio	Multiple	Austr.	11	1,758,525	95.7%	232,955		192,661	—		23,389
St. Louis Portfolio	St. Louis	MO	2	165,098	77.6%	14,300		14,500	—		2,731
Total Q2 Dispositions			66	10,667,261	83.2%	$1,066,205		$878,582	$88,712		$154,979

Illinois Center	Chicago	IL	1	2,090,162	71.6%	$376,000	(6)	$306,863	$141,354	(7)	$45,965
16th and Race Street	Philadelphia	PA	1	608,625	0.0%	43,000		34,391	—		—
Upstate New York Portfolio	Multiple	NY	11	1,966,928	79.8%	104,625		104,602	—		27,627
185 Asylum Street	Hartford	CT	1	868,395	98.7%	113,250		72,971	—		20,971
Total Q3 Dispositions			14	5,534,110	70.9%	$636,875		$518,827	$141,354		$94,563
One South Church Avenue	Tucson	AZ	1	240,811	65.4%	$32,000		$23,903	$—		$3,811
775 Ridge Lake Boulevard	Memphis	TN	1	120,678	78.1%	16,300		15,398	—		2,467
Georgia Portfolio	Multiple	GA	4	642,583	80.9%	48,550		47,615	—		9,271
One Park Square	Albuquerque	NM	1	259,737	90.9%	34,300		21,107	—		4,509
4 South 84th Avenue	Tolleson	AZ	1	236,007	100.0%	18,000		8,573	—		1,611
Arizona Center	Phoenix	AZ	1	1,070,724	94.1%	126,000		90,083	—		14,776
Total Q4 Dispositions			9	2,570,540	87.6%	$275,150		$206,679	$—		$36,445

Total 2015 Dispositions			91	18,939,185	80.1%	$1,999,413		$1,616,633	$230,066		$288,429
The dispositions above resulted in a gain on sale of properties of $41.5 million and $84.4 million for the three months and year ended December 31, 2015, respectively.

(1)	As of or for the quarter-ended preceding each sale.
(2)
We sold one building in a property containing three buildings. 333 Laurel Oak Drive was sold in March 2015, while 1000 Voorhees Drive and 400 Laurel Oak Drive were sold as a part of the Small Office & Industrial Assets Portfolio in May 2015.

(3)
On May 22, 2015, title to 225 Water Street was transferred to the lender pursuant to the consensual foreclosure in full satisfaction of the mortgage debt. The transaction resulted in a gain on extinguishment of debt of $17.3 million for the year ended December 31, 2015.

(4)	Proceeds from the AL, LA, NC, SC portfolio sale, net of mortgage debt repayments, defeasance costs, and credits for contractual lease costs were $320 million.
(5)
Comprised of the secured mortgage loan for 1320 Main Street, $38.7 million, and the secured mortgage loan for 2501 20th Place South, $10.0 million. Excludes defeasance costs of $7.4 million for 1320 Main Street and a prepayment fee of $0.8 million for 2501 20th Place South.

(6)	Proceeds from the Illinois Center sale, net of mortgage debt repayments, defeasance costs, and credits for contractual lease costs, were $211.2 million.
(7)	Comprised of the secured mortgage loan for one building at Illinois Center, $141.4 million. Excludes defeasance costs of $5.8 million.

TOP 30 PROPERTIES BY ANNUALIZED RENTAL REVENUE
As of December 31, 2015
(sorted by annualized rental revenue, dollars in thousands)

Property		City	State	No. of Buildings	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (1)
1	600 West Chicago Avenue	Chicago	IL	2	1,511,849	89.6%	$40,301	$362,681	$327,002	2011	2001
2	1500 Market Street	Philadelphia	PA	1	1,773,967	94.6%	35,706	290,399	211,848	2002	1974
3	1735 Market Street	Philadelphia	PA	1	1,290,678	82.2%	31,188	299,635	178,397	1998	1990
4	111 River Street (2)	Hoboken	NJ	1	566,215	99.7%	23,197	136,070	114,440	2009	2002
5	111 Monument Circle	Indianapolis	IN	2	1,063,885	84.0%	22,802	176,311	163,196	2012	1990
6	1225 Seventeenth Street	Denver	CO	1	672,465	99.4%	21,475	149,759	128,164	2009	1982
7	333 108th Avenue NE	Bellevue	WA	1	416,503	100.0%	18,479	152,557	130,497	2009	2008
8	1600 Market Street	Philadelphia	PA	1	825,968	85.5%	18,232	133,667	78,133	1998	1983
9	6600 North Military Trail	Boca Raton	FL	3	639,830	100.0%	16,573	145,813	129,589	2011	2008
10	North Point Office Complex	Cleveland	OH	2	873,335	85.3%	15,805	124,584	102,221	2008	1988
11	8750 Bryn Mawr Avenue	Chicago	IL	2	631,518	90.2%	15,610	91,594	79,889	2010	2005
12	101-115 W. Washington Street	Indianapolis	IN	1	634,058	93.7%	12,364	91,170	67,194	2005	1977
13	Foster Plaza	Pittsburgh	PA	8	727,365	84.3%	12,262	75,725	55,954	2005	1993
14	111 Market Place	Baltimore	MD	1	540,854	99.1%	12,098	77,125	52,372	2003	1990
15	Research Park	Austin	TX	4	1,110,007	98.0%	11,484	90,635	61,071	1998	1976
16	109 Brookline Avenue	Boston	MA	1	285,556	99.8%	10,911	46,249	27,531	1995	1915
17	100 East Wisconsin Avenue	Milwaukee	WI	1	435,067	91.9%	10,911	82,996	71,563	2010	1989
18	Bridgepoint Parkway	Austin	TX	5	440,007	96.5%	10,879	88,427	50,868	1997	1995
19	East Eisenhower Parkway	Ann Arbor	MI	2	410,464	92.3%	10,174	55,261	48,425	2010	2006
20	1601 Dry Creek Drive	Longmont	CO	1	552,865	97.0%	8,214	33,646	24,481	2004	1982
21	111 East Kilbourn Avenue	Milwaukee	WI	1	373,669	81.1%	8,169	55,105	44,577	2008	1988
22	Cherrington Corporate Center	Moon Township	PA	7	454,890	77.7%	7,637	74,174	52,694	1998; 1999	1997
23	25 S. Charles Street	Baltimore	MD	1	343,815	94.4%	7,254	38,504	26,025	2004	1972
24	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	7,164	63,610	55,267	2010	2007
25	Danac Stiles Business Park	Rockville	MD	3	276,637	85.4%	6,934	65,564	46,580	2004	2002
26	1250 H Street, NW	Washington	DC	1	187,684	93.0%	6,597	70,698	44,668	1998	1992
27	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	6,325	60,023	54,323	2009	2006
28	206 East 9th Street	Austin	TX	1	170,052	100.0%	6,074	48,599	44,897	2012	1984
29	600 108th Avenue NE	Bellevue	WA	1	243,520	93.8%	5,914	48,051	36,147	2004	2012
30	Executive Park (3)	Atlanta	GA	9	427,443	72.8%	4,990	44,224	29,365	2004; 2007	1972
	Subtotal (30 properties)			68	18,369,134	91.2%	$425,723	$3,272,856	$2,537,378
	All other properties (35 properties)			59	5,582,854	92.3%	64,346	614,496	451,035
	Total (65 properties)			127	23,951,988	91.4%	$490,069	$3,887,352	$2,988,413

	Same Property NOI & Cash Basis NOI Composition			Q4 2015 NOI	% of NOI	Q4 2015 Cash Basis NOI	% of Cash Basis NOI
	Top 30 Properties			$60,816	83.3%	$61,964	85.7%
	All other properties (35 properties)			12,230	16.7%	10,347	14.3%
	Total (65 properties)			$73,046	100.0%	$72,311	100.0%

(1)	Weighted based on square feet.
(2)	Property is subject to a ground lease.
(3)	Executive Park was sold on February 16, 2016.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Properties (1)	65	67	86	154	156
Total square feet (1)(2)	23,952	25,258	29,357	42,724	42,891
Percentage leased	91.4%	91.9%	90.6%	85.9%	85.8%

Total Leases
Square feet	984	1,384	1,030	1,478	1,448
Lease term (years)	6.7	6.3	5.5	6.6	4.8
Starting cash rent	$24.57	$29.89	$21.37	$21.70	$22.87
Percent change in cash rent (3)	5.6%	3.2%	(1.9)%	0.0%	1.2%
Percent change in GAAP rent (3)	15.5%	9.1%	5.4%	5.6%	8.1%
Total TI & LC per square foot (4)	$38.44	$39.35	$22.63	$27.61	$14.92
Total TI & LC per sq. ft. per year of lease term (4)	$5.74	$6.22	$4.11	$4.20	$3.08

Renewal Leases
Square feet	585	955	518	758	1,173
Lease term (years)	4.0	5.0	5.2	4.5	4.5
Starting cash rent	$23.58	$28.95	$22.55	$19.99	$22.63
Percent change in cash rent (3)	5.4%	3.1%	(3.4)%	(2.8)%	1.6%
Percent change in GAAP rent (3)	15.3%	8.5%	5.3%	(0.1)%	8.8%
Total TI & LC per square foot (4)	$15.13	$29.74	$19.37	$12.09	$10.17
Total TI & LC per sq. ft. per year of lease term (4)	$3.81	$5.89	$3.74	$2.70	$2.28

New Leases
Square feet	399	429	512	720	275
Lease term (years)	10.7	9.2	5.8	8.8	6.4
Starting cash rent	$26.03	$31.98	$20.18	$23.49	$23.88
Percent change in cash rent (3)	6.4%	3.6%	0.7%	3.6%	(2.9)%
Percent change in GAAP rent (3)	16.3%	11.4%	5.5%	12.7%	1.3%
Total TI & LC per square foot (4)	$72.68	$60.72	$25.93	$43.95	$35.16
Total TI & LC per sq. ft. per year of lease term (4)	$6.78	$6.62	$4.44	$4.99	$5.48

The above leasing summary is based on leases executed during the periods indicated.

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from remeasurement and property dispositions. Refer to either the schedule of Acquisitions and Dispositions or Disposed Property Detail.
(3)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years were excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Properties	65	65	65	65	65
Total square feet	23,952	23,952	23,952	23,952	23,952
Percentage leased	91.4%	91.7%	91.5%	90.2%	90.0%

Total Leases
Square feet	984	1,380	805	765	1,054
Lease term (years)	6.7	6.3	5.9	8.4	4.2
Starting cash rent	$24.57	$29.92	$22.11	$24.56	$25.77
Percent change in cash rent (1)	5.6%	3.3%	(0.4)%	2.8%	3.8%
Percent change in GAAP rent (1)	15.5%	9.2%	7.8%	11.3%	10.1%
Total TI & LC per square foot (2)	$38.44	$39.39	$25.42	$41.16	$15.59
Total TI & LC per sq. ft. per year of lease term (2)	$5.74	$6.24	$4.30	$4.88	$3.71

Renewal Leases
Square feet	585	956	358	146	896
Lease term (years)	4.0	5.0	6.0	5.5	3.7
Starting cash rent	$23.58	$28.95	$24.15	$26.73	$25.43
Percent change in cash rent (1)	5.4%	3.1%	(2.1)%	0.9%	5.0%
Percent change in GAAP rent (1)	15.3%	8.5%	8.0%	6.7%	11.0%
Total TI & LC per square foot (2)	$15.13	$29.65	$24.28	$18.71	$10.72
Total TI & LC per sq. ft. per year of lease term (2)	$3.81	$5.88	$4.06	$3.38	$2.88

New Leases
Square feet	399	424	447	619	158
Lease term (years)	10.7	9.2	5.9	9.1	7.0
Starting cash rent	$26.03	$32.10	$20.47	$24.05	$27.72
Percent change in cash rent (1)	6.4%	4.1%	2.0%	3.5%	(8.4)%
Percent change in GAAP rent (1)	16.3%	11.8%	7.7%	12.8%	1.2%
Total TI & LC per square foot (2)	$72.68	$61.35	$26.33	$46.44	$43.28
Total TI & LC per sq. ft. per year of lease term (2)	$6.78	$6.70	$4.49	$5.09	$6.21

The above leasing summary is based on leases executed during the periods indicated.

(1)
Percent change in GAAP and cash rent is a comparison of current rent (including tenant expense reimbursements, if any, and excluding any initial period free rent), to the rent (including tenant expense reimbursements, if any) last received for the same space during EQC's ownership on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years were excluded from the calculation.

(2)	Includes tenant improvements (TI) and leasing commissions (LC).

OCCUPANCY AND LEASING ANALYSIS
(square feet in thousands)

Square Footage Leased - Three Months Ended December 31, 2015	Total Properties
	Square Feet	% Leased
Total Portfolio - September 30, 2015	23,210	91.9%
Less: Leased SF of Sold Properties	1,243	95.1%
Same Property - September 30, 2015	21,967	91.7%

Expirations	(1,054)	(4.4)%

Renewal Leases	585	2.4%
New Leases	399	1.7%
Total Leases	984	4.1%

Same Property - December 31, 2015	21,897	91.4%

Square Footage Leased - Year Ended December 31, 2015	Total Properties
	Square Feet	% Leased
Total Portfolio - December 31, 2014	36,815	85.8%
Less: Leased SF of Sold Properties	15,254	80.5%
Same Property - December 31, 2014	21,561	90.0%

Expirations	(3,598)	(15.0)%

Renewal Leases	2,045	8.5%
New Leases	1,889	7.9%
Total Leases	3,934	16.4%

Same Property - December 31, 2015	21,897	91.4%

Total Square Feet Owned as of
December 31, 2015	September 30, 2015	December 31, 2014
23,952	25,258	42,891

CAPITAL SUMMARY
EXPENDITURES & LEASING COMMITMENTS
(dollars and square feet in thousands, except per square foot data)

CAPITAL SUMMARY	For the Three Months Ended
EXPENDITURES	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Tenant improvements	$20,874	$13,497	$11,734	$8,167	$15,989
Leasing costs	9,858	14,166	9,698	10,868	10,517
Building improvements (1)	8,151	5,327	5,175	2,750	9,750
Total capital expenditures	$38,883	$32,990	$26,607	$21,785	$36,256

Average square feet during period (2)	24,605	27,308	36,041	42,808	42,891

Building improvements per average total sq. ft. during period	$0.33	$0.20	$0.14	$0.06	$0.23

CAPITAL SUMMARY	For the Three Months Ended
LEASING COMMITMENTS	December 31, 2015
	New Leases	Renewals	Total
Rentable square feet leased during the period	399	585	984
Total TI & LC (3)	$28,999	$8,851	$37,850
Total TI & LC per rentable square foot (3)	$72.68	$15.13	$38.44
Weighted average lease term by square foot (years)	10.7	4.0	6.7
Total TI & LC per rentable square foot per year (3)	$6.78	$3.81	$5.74

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1% OR MORE OF ANNUALIZED RENTAL REVENUE
As of December 31, 2015
(square feet in thousands)

	Tenant	Square Feet	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Expedia, Inc.	398	1.8%	3.6%	2.8
2	Office Depot, Inc.	640	2.9%	3.3%	7.8
3	John Wiley & Sons, Inc.	414	1.9%	3.2%	16.2
4	PNC Financial Services Group	587	2.7%	3.0%	5.1
5	Flextronics International Ltd.	1,051	4.8%	2.2%	4.0
6	J.P. Morgan Chase & Co.	356	1.6%	2.1%	9.0
7	Groupon, Inc. (2)	378	1.7%	1.9%	10.0
8	Jones Day	343	1.6%	1.8%	10.5
9	Towers Watson & Co	369	1.7%	1.7%	3.9
10	Ballard Spahr LLP	217	1.0%	1.6%	14.1
11	Carmike Cinemas, Inc. (3)	552	2.5%	1.5%	0.7
12	RE/MAX Holdings, Inc.	248	1.1%	1.4%	12.3
13	Exelon Corporation	279	1.3%	1.3%	2.4
14	FMC Corporation	207	0.9%	1.3%	0.4
15	Georgetown University	240	1.1%	1.3%	3.7
16	University of Pennsylvania Health System	267	1.2%	1.2%	9.8
17	Wm. Wrigley Jr. Company	150	0.7%	1.1%	6.1
18	West Corporation	336	1.5%	1.1%	13.2
19	The United States Government	162	0.7%	1.0%	2.6
20	M&T Bank	218	1.0%	1.0%	2.7
	Total	7,412	33.7%	36.6%	6.6

(1)
Square footage is pursuant to existing leases as of December 31, 2015 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)	Groupon, Inc. statistics include 207,536 square feet that are sublet from Bankers Life and Casualty Company.
(3)	Subsequent to December 31, 2015, Carmike Cinemas' lease was extended. The weighted average remaining lease term is 14.7 years.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of December 31, 2015 (dollars and sq. ft. in thousands)

Total Properties
Year		Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring

2016	(2)	174	2,173	9.9%	9.9%	49,142	10.0%	10.0%
2017		147	2,065	9.4%	19.3%	50,088	10.2%	20.2%
2018		152	2,515	11.5%	30.8%	64,614	13.2%	33.4%
2019		114	1,650	7.4%	38.2%	42,828	8.7%	42.1%
2020		127	3,846	17.6%	55.8%	56,072	11.5%	53.6%
2021		83	1,879	8.6%	64.4%	42,209	8.6%	62.2%
2022		43	854	3.9%	68.3%	23,199	4.7%	66.9%
2023		54	1,741	8.0%	76.3%	44,068	9.0%	75.9%
2024		19	607	2.8%	79.1%	14,134	2.9%	78.8%
2025		25	1,113	5.1%	84.2%	27,006	5.5%	84.3%
Thereafter		47	3,454	15.8%	100.0%	76,709	15.7%	100.0%
Total		985	21,897	100.0%		490,069	100.0%
Weighted average remaining
lease term (in years)			5.6			5.7

(1)
Square footage is pursuant to existing leases as of December 31, 2015 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)
Square footage expiring in 2016 includes 145,699 square feet related to month-to-month and self storage tenants. Annualized Rental Revenue expiring in 2016 includes $3.3 million of month-to-month and self storage rent.

PROPERTY DETAIL (1)
As of December 31, 2015
(sorted by geographic location, dollars in thousands)

Office Properties

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	Parkshore Plaza	Folsom	CA	4	269,281	56.9%	$2,975	$49,179	$44,093	2011	1999
2	Sky Park Centre	San Diego	CA	2	63,485	100.0%	1,392	9,786	6,478	2002	1986
3	9110 East Nichols Avenue	Centennial	CO	1	143,958	99.8%	2,548	20,326	13,888	2001	1984
4	1225 Seventeenth Street	Denver	CO	1	672,465	99.4%	21,475	149,759	128,164	2009	1982
5	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	7,164	63,610	55,267	2010	2007
6	1601 Dry Creek Drive	Longmont	CO	1	552,865	97.0%	8,214	33,646	24,481	2004	1982
7	1250 H Street, NW	Washington	DC	1	187,684	93.0%	6,597	70,698	44,668	1998	1992
8	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	6,325	60,023	54,323	2009	2006
9	802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	4,127	43,467	20,376	1998	1986
10	6600 North Military Trail	Boca Raton	FL	3	639,830	100.0%	16,573	145,813	129,589	2011	2008
11	Executive Park (3)	Atlanta	GA	9	427,443	72.8%	4,990	44,224	29,365	2004; 2007	1972
12	1200 Lakeside Drive	Bannockburn	IL	1	260,084	100.0%	3,130	61,572	48,971	2005	1999
13	600 West Chicago Avenue	Chicago	IL	2	1,511,849	89.6%	40,301	362,681	327,002	2011	2001
14	8750 Bryn Mawr Avenue	Chicago	IL	2	631,518	90.2%	15,610	91,594	79,889	2010	2005
15	101-115 W. Washington Street	Indianapolis	IN	1	634,058	93.7%	12,364	91,170	67,194	2005	1977
16	111 Monument Circle	Indianapolis	IN	2	1,063,885	84.0%	22,802	176,311	163,196	2012	1990
17	109 Brookline Avenue	Boston	MA	1	285,556	99.8%	10,911	46,249	27,531	1995	1915
18	111 Market Place	Baltimore	MD	1	540,854	99.1%	12,098	77,125	52,372	2003	1990
19	25 S. Charles Street	Baltimore	MD	1	343,815	94.4%	7,254	38,504	26,025	2004	1972
20	820 W. Diamond	Gaithersburg	MD	1	134,933	88.7%	2,839	33,682	22,195	1997	1995
21	Danac Stiles Business Park	Rockville	MD	3	276,637	85.4%	6,934	65,564	46,580	2004	2002
22	East Eisenhower Parkway	Ann Arbor	MI	2	410,464	92.3%	10,174	55,261	48,425	2010	2006
23	4700 Belleview Avenue	Kansas City	MO	1	80,615	72.5%	1,204	7,157	6,128	2008	1986
24	111 River Street (4)	Hoboken	NJ	1	566,215	99.7%	23,197	136,070	114,440	2009	2002
25	North Point Office Complex	Cleveland	OH	2	873,335	85.3%	15,805	124,584	102,221	2008	1988
26	Cherrington Corporate Center	Moon Township	PA	7	454,890	77.7%	7,637	74,174	52,694	1998; 1999	1997
27	1500 Market Street	Philadelphia	PA	1	1,773,967	94.6%	35,706	290,399	211,848	2002	1974
28	1525 Locust Street	Philadelphia	PA	1	98,009	95.4%	2,342	11,210	7,088	1999	1987
29	1600 Market Street	Philadelphia	PA	1	825,968	85.5%	18,232	133,667	78,133	1998	1983
30	1735 Market Street	Philadelphia	PA	1	1,290,678	82.2%	31,188	299,635	178,397	1998	1990
31	Foster Plaza	Pittsburgh	PA	8	727,365	84.3%	12,262	75,725	55,954	2005	1993
32	1601 Rio Grande Street	Austin	TX	1	56,219	98.4%	1,511	8,396	5,290	1999	1985
33	206 East 9th Street	Austin	TX	1	170,052	100.0%	6,074	48,599	44,897	2012	1984
34	4515 Seton Center Parkway	Austin	TX	1	117,265	95.1%	2,933	23,107	13,997	1999	1997
35	4516 Seton Center Parkway	Austin	TX	1	120,559	94.8%	2,902	23,301	13,620	1999	1985
36	7800 Shoal Creek Boulevard	Austin	TX	4	151,917	100.0%	3,235	21,252	13,580	1999	1974
37	812 San Antonio Street	Austin	TX	1	59,321	99.1%	1,627	8,826	5,711	1999	1987
38	8701 N Mopac	Austin	TX	1	121,901	81.2%	1,782	18,419	11,668	1999	1982
39	Bridgepoint Parkway	Austin	TX	5	440,007	96.5%	10,879	88,427	50,868	1997	1995

PROPERTY DETAIL (1)
As of December 31, 2015
(sorted by geographic location, dollars in thousands)

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
40	Lakewood on the Park	Austin	TX	2	180,558	88.1%	4,216	37,111	22,557	1998	1998
41	Research Park	Austin	TX	4	1,110,007	98.0%	11,484	90,635	61,071	1998	1976
42	3330 N Washington Boulevard	Arlington	VA	1	55,719	15.3%	273	8,823	5,519	1998	1987
43	333 108th Avenue NE	Bellevue	WA	1	416,503	100.0%	18,479	152,557	130,497	2009	2008
44	600 108th Avenue NE	Bellevue	WA	1	243,520	93.8%	5,914	48,051	36,147	2004	2012
45	100 East Wisconsin Avenue	Milwaukee	WI	1	435,067	91.9%	10,911	82,996	71,563	2010	1989
46	111 East Kilbourn Avenue	Milwaukee	WI	1	373,669	81.1%	8,169	55,105	44,577	2008	1988
Subtotal Office Properties				92	20,523,738	90.8%	$464,759	$3,658,470	$2,798,537	2005	1989

Other Properties
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
47	97 Newberry Road	East Windsor	CT	1	289,386	100.0%	$1,817	$15,350	$12,485	2006	1989
48	33 Stiles Lane	North Haven	CT	1	175,301	52.0%	623	9,793	7,632	2006	2002
49	625 Crane Street	Aurora	IL	1	103,683	100.0%	444	1,611	1,524	2007	1977
50	2250 Pilot Knob Road	Mendota Heights	MN	1	87,183	100.0%	833	6,530	3,887	1998	1995
51	411 Farwell Avenue	South St. Paul	MN	1	422,727	100.0%	1,906	16,357	12,831	2004	1970
52	6200 Glenn Carlson Drive	St. Cloud	MN	1	338,000	100.0%	2,189	15,753	13,597	2009	2013
53	Raintree Industrial Park	Solon	OH	12	563,182	89.4%	2,176	12,311	11,453	2004	1975
54	128 Crews Drive	Columbia	SC	1	185,600	100.0%	636	3,747	3,258	2007	2011
55	111 Southchase Boulevard	Fountain Inn	SC	1	168,087	100.0%	838	6,164	4,633	2007	1987
56	1043 Global Avenue	Graniteville	SC	1	450,000	100.0%	1,484	16,875	13,338	2007	1998
Subtotal Industrial/Flex				21	2,783,149	94.8%	$12,946	$104,491	$84,638	2006	1990

57	785 Schilinger Road South	Mobile	AL	1	72,000	100.0%	$987	$11,269	$9,279	2007	1998
58	401 Vine Street	Delmont	PA	1	53,980	100.0%	549	7,117	5,987	2007	1999
59	633 Frazier Drive	Franklin	TN	1	150,000	100.0%	2,081	18,980	16,269	2007	1999
60	9840 Gateway Boulevard North	El Paso	TX	1	72,000	100.0%	1,128	11,432	9,436	2007	1999
61	3003 South Expressway 281	Hidalgo	TX	1	150,000	100.0%	1,922	17,004	13,811	2007	1999
62	1331 North Center Parkway	Kennewick	WA	1	53,980	100.0%	944	9,187	7,681	2007	1999
Subtotal Movie Theaters				6	551,960	100.0%	$7,611	$74,989	$62,463	2007	1999

63	633 Ahua Street (5)	Honolulu	HI	1	93,141	77.4%	$1,831	$16,401	$12,636	2003	2006
Subtotal Self Storage				1	93,141	77.4%	$1,831	$16,401	$12,636	2003	2006

64	Cabot Business Park Land	Mansfield	MA	—	—	0.0%	$—	$1,033	$1,033	2003	—
Subtotal Land				—	—	0.0%	$—	$1,033	$1,033	2003	—

PROPERTY DETAIL (1)
As of December 31, 2015
(sorted by geographic location, dollars in thousands)

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)

65	Leased Land	Gonzalez	CA	7	—	0.0%	$2,922	$31,968	$29,106	2010	—
Subtotal Vineyards				7	—	0.0%	$2,922	$31,968	$29,106	2010	—

Total Portfolio				127	23,951,988	91.4%	$490,069	$3,887,352	$2,988,413	2005	1989

(1)	Excludes properties disposed prior to January 1, 2016.
(2)	Weighted based on square feet.
(3)	Executive Park was sold on February 16, 2016.
(4)	Property is subject to a ground lease.
(5)	633 Ahua Street is a self storage facility with 778 units.

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	1921 E Alton Ave.	Santa Ana	CA	1	67,846	84.7%	$1,691	$11,522	$8,567	2003	2000

2	11350 N Meridian St.	Carmel	IN	1	72,264	78.4%	$751	$2,721	$2,537	2006	1982

_	333 Laurel Oak Dr. (3)	Voorhees	NJ	1	27,164	—%	$—	$1,496	$1,441	1998	1989

3	7450 Campus Drive	Colorado Springs	CO	1	77,411	88.1%	$1,771	$9,481	$8,462	2010	1996
4	129 Worthington Ridge Road	Berlin	CT	1	227,500	100.0%	862	5,252	4,473	2006	1968
5	599 Research Parkway	Meriden	CT	1	48,249	100.0%	823	8,092	6,090	2003	1982
6	181 Marsh Hill Road	Orange	CT	1	162,036	100.0%	1,211	10,794	9,080	2006	2006
7	101 Barnes Road	Wallingford	CT	1	45,755	90.5%	869	1,423	1,371	1998	1988
8	15 Sterling Drive	Wallingford	CT	1	173,015	60.5%	1,133	4,808	4,653	2006	1978
9	35 Thorpe Avenue	Wallingford	CT	1	79,862	87.2%	1,279	6,464	6,212	1998	1986
10	50 Barnes Industrial Road North	Wallingford	CT	1	154,255	100.0%	1,421	11,404	8,866	2006	1976
11	5-9 Barnes Industrial Road	Wallingford	CT	1	38,006	99.3%	437	3,510	2,945	2006	1980
12	860 North Main Street	Wallingford	CT	1	31,165	99.5%	477	3,850	2,898	2006	1982
13	One Barnes Industrial Road South	Wallingford	CT	1	30,170	100.0%	382	2,366	1,890	2006	1977
14	Village Lane	Wallingford	CT	2	58,185	100.0%	682	4,199	4,051	2006	1977
15	100 Northfield Drive	Windsor	CT	1	116,986	99.6%	1,822	13,272	8,964	2003	1988
16	905 Meridian Lake Drive	Aurora	IL	1	74,652	93.1%	1,886	12,298	9,636	2007	1999
17	1717 Deerfield Road	Deerfield	IL	1	141,186	69.5%	2,450	8,499	8,214	2005	1986
18	1955 West Field Court	Lake Forest	IL	1	59,130	100.0%	1,278	11,925	8,782	2005	2001
19	5015 S. Water Circle	Wichita	KS	1	113,524	100.0%	581	5,874	5,103	2007	1995
20	Adams Place	Braintree/Quincy	MA	2	230,259	72.7%	4,034	19,775	18,628	1998	2006
21	Cabot Business Park	Mansfield	MA	2	252,755	50.0%	2,096	14,829	14,088	2003	1980
22	2300 Crown Colony Drive	Quincy	MA	1	45,974	95.5%	1,037	7,144	4,646	2004	1999
23	Myles Standish Industrial Park	Taunton	MA	2	74,800	100.0%	1,016	7,664	7,479	2007	1988
24	340 Thompson Road	Webster	MA	1	25,000	100.0%	226	3,188	1,900	1997	1,995
25	100 South Charles Street	Baltimore	MD	1	159,616	86.0%	2,784	16,362	9,285	1997	1988
26	6710 Oxon Hill	Oxon Hill	MD	1	118,336	60.3%	1,803	17,538	10,380	1997	1992
27	8800 Queen Avenue South	Bloomington	MN	1	280,822	92.7%	3,959	13,639	13,155	1998	1957
28	9800 Shelard Parkway	Plymouth	MN	1	46,765	80.3%	858	5,289	2,865	1999	1987
29	Rosedale Corporate Plaza	Roseville	MN	3	149,116	100.0%	2,889	27,548	18,462	1999	1987
30	1000 Shelard Parkway	St. Louis Park	MN	1	62,499	64.7%	907	7,917	4,839	1999	1986
31	525 Park Street	St. Paul	MN	1	75,636	89.1%	1,249	8,456	5,280	1999	1987
32	1900 Meyer Drury Drive	Arnold	MO	1	65,225	100.0%	1,014	8,610	6,518	2004	1999
33	131-165 West Ninth Street	N. Kansas City	MO	1	75,517	100.0%	280	1,753	1,544	2008	1970
34	7-9 Vreeland Road	Florham Park	NJ	1	155,891	66.0%	1,782	7,215	6,635	1998	1979
35	5 Paragon Drive	Montvale	NJ	1	119,089	100.0%	3,721	14,426	12,993	2011	2008
36	1000 Voorhees Drive 400 Laurel Oak Drive (3)	Voorhees	NJ	2	125,415	55.0%	1,451	6,165	5,788	1998	1989
37	1601 Veterans Highway	Islandia	NY	1	63,608	92.1%	1,470	3,535	3,373	1999	1987
38	Two Corporate Center Drive	Melville	NY	1	291,230	49.3%	3,812	11,831	10,798	1999	1985
39	11311 Cornell Park Drive	Blue Ash	OH	1	93,413	69.3%	1,064	6,617	6,332	2006	1982
40	5300 Kings Island Drive	Mason	OH	1	159,421	68.1%	367	11,072	10,264	1998	1994

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
41	3 Crown Point Court	Sharonville	OH	1	73,987	100.0%	1,248	10,750	8,762	2005	1999
42	515 Pennsylvania Avenue	Fort Washington	PA	1	82,000	77.0%	1,443	10,710	6,236	1997	1998
43	443 Gulph Road	King of Prussia	PA	1	21,000	100.0%	462	4,673	3,115	1997	1966
44	4350 Northern Pike	Monroeville	PA	1	503,885	46.9%	4,042	40,818	25,466	2004	2012
45	Thunderbolt Place	Chantilly	VA	2	100,505	87.9%	1,433	14,562	9,464	1999	1988
46	6160 Kempsville Circle	Norfolk	VA	1	129,565	44.8%	895	15,288	11,107	2002	1987
47	448 Viking Drive	Virginia Beach	VA	1	75,374	75.7%	1,017	7,576	5,845	2004	1991
	Subtotal Small Office & Industrial Assets Portolio			53	5,287,790	77.5%	$67,723	$448,461	$346,937	2002	1989

48	2501 20th Place South	Birmingham	AL	1	125,722	98.6%	$3,115	$24,116	$19,815	2006	2001
49	420 20th Street North	Birmingham	AL	1	514,893	75.6%	9,600	55,760	50,652	2011	2006
50	Inverness Center	Birmingham	AL	4	475,882	87.0%	8,471	51,756	46,140	2010	1981
51	701 Poydras Street	New Orleans	LA	1	1,256,971	95.6%	19,250	97,897	89,971	2011	2010
52	300 North Greene Street	Greensboro	NC	1	324,305	86.3%	6,684	40,799	36,175	2010	1989
53	1320 Main Street	Columbia	SC	1	334,075	91.8%	8,679	55,168	51,814	2012	2004
	Subtotal AL, LA, NC, SC Office Portfolio			9	3,031,848	89.6%	$55,799	$325,496	$294,567	2011	2002

54	225 Water Street (4)	Jacksonville	FL	1	318,997	44.7%	$3,144	$20,012	$19,357	2008	1985

55	Sorrento Valley Business Park	San Diego	CA	4	105,003	100.0%	$2,193	$17,530	$10,405	1996	1984

56	12655 Olive Boulevard	St. Louis	MO	1	98,588	98.6%	$2,091	$13,134	$11,010	2006	1988
57	1285 Fern Ridge Parkway	St. Louis	MO	1	66,510	46.5%	640	6,039	3,490	2003	1998
	Subtotal St. Louis Portfolio			2	165,098	77.6%	$2,731	$19,173	$14,500	2005	1992

58	310-320 Pitt Street	Sydney	Aust.	1	313,865	100.0%	$14,082	$129,100	$120,156	2010	1989
59	7 Modal Crescent	Canning Vale	Aust.	1	164,160	100.0%	1,293	12,313	11,861	2010	2001
60	71-93 Whiteside Road	Clayton	Aust.	1	303,488	100.0%	1,782	14,213	13,475	2010	1965
61	9-13 Titanium Court	Crestmead	Aust.	1	69,664	46.8%	101	4,699	4,422	2010	2005
62	16 Rodborough Road	Frenchs Forest	Aust.	1	90,525	100.0%	1,634	13,468	12,620	2010	1987
63	22 Rodborough Road	Frenchs Forest	Aust.	1	43,427	100.0%	217	6,356	5,888	2010	1997
64	127-161 Cherry Lane	Laverton North	Aust.	1	278,570	100.0%	1,009	7,680	7,222	2010	1965
65	310-314 Invermay Road	Mowbray	Aust.	1	47,480	100.0%	373	44	—	2010	1970
66	253-293 George Town Road	Rocherlea	Aust.	1	143,914	100.0%	1,047	109	—	2010	1970
67	44-46 Mandarin Street	Villawood	Aust.	1	226,718	82.7%	1,011	12,542	11,730	2010	1980
68	19 Leadership Way	Wangara	Aust.	1	76,714	100.0%	840	5,531	5,287	2010	2000
	Subtotal Australia Office and Industrial Portfolio			11	1,758,525	95.7%	$23,389	$206,055	$192,661	2010	1980

69	Illinois Center	Chicago	IL	2	2,090,162	71.6%	$45,965	$334,132	$306,863	2011; 2012	2001

70	16th and Race Street	Philadelphia	PA	1	608,625	—%	$—	$36,306	$34,391	1997	1980

71	Widewaters Parkway	Dewitt	NY	8	514,241	73.5%	$6,463	$17,687	$16,340	1999; 2006	1988
72	5062 Brittonfield Parkway	East Syracuse	NY	1	40,162	100.0%	1,050	3,399	3,275	2006	1995
73	Woodcliff Drive	Fairport	NY	6	516,760	80.9%	8,571	44,409	39,853	2006	1995
74	Interstate Place	North Syracuse	NY	2	61,399	81.0%	843	2,673	2,542	2006	1973
75	1000 Pittsford-Victor Road	Pittsford	NY	1	73,358	54.5%	585	2,923	2,770	2006	1986

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
76	1200 Pittsford - Victor Road	Pittsford	NY	1	18,900	100.0%	$418	$1,681	$1,618	2004	2003
77	Corporate Crossing	Pittsford	NY	5	216,126	81.8%	3,213	13,128	12,559	2004	2000
78	Canal View Boulevard	Rochester	NY	3	118,375	91.1%	1,586	10,741	8,746	2006	2000
79	14 Classic Street	Sherburne	NY	1	37,084	100.0%	204	1,289	998	2006	2000
80	110 W Fayette Street	Syracuse	NY	1	304,906	80.5%	3,765	14,373	13,379	1999	2012
81	251 Salina Meadows Parkway	Syracuse	NY	1	65,617	87.5%	929	2,731	2,522	1999	1990
	Subtotal Upstate New York Portfolio			30	1,966,928	79.8%	$27,627	$115,034	$104,602	2004	1996

82	185 Asylum Street	Hartford	CT	1	868,395	98.7%	$20,971	$78,046	$72,971	2012	2010

83	One South Church Avenue	Tucson	AZ	1	240,811	65.4%	$3,811	$33,802	$23,903	2002	1986

84	775 Ridge Lake Boulevard	Memphis	TN	1	120,678	78.1%	$2,467	$20,823	$15,398	2004	2000

85	9040 Roswell Road	Atlanta	GA	1	178,941	78.9%	$2,691	$21,708	$15,832	2004	1985
86	The Exchange	Atlanta	GA	2	187,632	78.1%	2,527	16,715	11,916	2004; 2005	1995
87	3920 Arkwright Road	Macon	GA	1	196,156	77.5%	2,685	19,154	13,837	2006	1988
88	1775 West Oak Commons Court	Marietta	GA	1	79,854	100.0%	1,368	7,719	6,030	2007	1998
	Subtotal Georgia Portfolio			5	642,583	80.9%	$9,271	$65,296	$47,615	2005	1991

89	One Park Square	Albuquerque	NM	6	259,737	90.9%	$4,509	$30,279	$21,107	2002	1986

90	4 South 84th Avenue	Tolleson	AZ	1	236,007	100.0%	$1,611	$11,401	$8,573	2003	1989

91	Arizona Center (5)	Phoenix	AZ	4	1,070,724	94.1%	$14,776	$98,996	$90,083	2011	1992

Total Disposed Year-to-Date (6)				135	18,939,185	80.1%	$288,429	$1,876,581	$1,616,478	2005	1993

(1)	Statistics for disposed properties are presented as of or for the quarter-ended preceding each sale.
(2)	Weighted based on square feet.
(3)
We sold one building in a property containing three buildings. 333 Laurel Oak Drive was sold in March 2015, while 1000 Voorhees Drive and 400 Laurel Oak Drive were sold as a part of the Small Office & Industrial Assets Portfolio in May 2015.

(4)
On May 22, 2015, title to 225 Water Street was transferred to the lender pursuant to the consensual foreclosure in full satisfaction of the mortgage debt. The transaction resulted in a gain on extinguishment of debt of $17.3 million for the year ended December 31, 2015.

(5)
Contractual cash payments (including management fees) from one tenant at Arizona Center for the three months and year ended December 31, 2015 were $1,355 and $7,451, respectively. The terms of this tenant's lease required us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $(281) and $98 for the three months and year ended December 31, 2015, respectively. Annualized rental revenue excludes the cash payments received from this tenant.

(6)	Excludes a land parcel located in Birmingham, Alabama that was sold during the second quarter of 2015. Refer to the Acquisitions & DIspositions section of this document.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
Weighted Average Share Calculation	2015	2014	2015	2014
Weighted average EQC common shares outstanding	125,574	128,896	127,828	125,037
Weighted average restricted shares outstanding	776	502	793	126
Weighted average common shares outstanding - basic - GAAP EPS, FFO, Normalized FFO	126,350	129,398	128,621	125,163
Weighted average number of dilutive RSUs(1)	1,143	—	816	—
Weighted average number of dilutive Series D preferred shares convertible to common shares (2)	—	—	—	—
Weighted average common shares outstanding - diluted - GAAP EPS, FFO & Normalized FFO	127,493	129,398	129,437	125,163

Rollforward of Share Count to December 31, 2015	Series D Preferred Shares(2)	Series E Preferred Shares(3)	EQC Common Shares(4)
Outstanding on December 31, 2014	4,915	11,000	129,607
Issuance of restricted shares, net of forfeitures	—	—	153
Repurchase of common shares	—	—	(3,410)
Outstanding on December 31, 2015	4,915	11,000	126,350
Series D preferred shares convertible into common shares on December 31, 2015(2)			2,363
Common shares issuable from RSUs as measured on December 31, 2015(1)			1,143
Potential common shares as measured on December 31, 2015			129,856

(1)
As of December 31, 2015, we had granted restricted share units ("RSU"s) to certain employees, officers, and the chairman of the Board of Trustees. The RSUs contain both service and market-based vesting components. None of the RSUs have vested. If the market-based vesting component was measured as of December 31, 2015, 1,143 common shares would be issued to the RSU holders, and no shares would have been issued as of December 31, 2014. Using a weighted average basis, 1,143 and 816 common shares are reflected in diluted GAAP EPS, FFO per common share and Normalized FFO per common share for the three months and and year ended December 31, 2015, respectively. The RSUs are excluded from basic GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented because the market-based vesting measurement date has not yet occurred.

(2)
As of December 31, 2015, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares. The series D preferred shares are anti-dilutive for GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented.

(3)
The Series E preferred shares are convertible to EQC common shares only upon limited circumstances surrounding a change in control of EQC. As such, the effect of the potential conversion of the Series E preferred shares on EQC common shares is not contemplated in this schedule.

(4)	EQC common shares include unvested restricted shares.

SUMMARY OF EQUITY INVESTMENTS
(in thousands)

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Equity in earnings of investees
Select Income REIT (1)	$—	$—	$—	$24,516
Affiliates Insurance Company (2)	—	—	—	(56)
Total	$—	$—	$—	$24,460

FFO From Investees
Select Income REIT (1)	$—	$—	$—	$33,063
Affiliates Insurance Company (2)	—	—	—	(56)
Total	$—	$—	$—	$33,007

(1)
Beginning on July 2, 2013, EQC no longer consolidated its investment in SIR, but instead accounted for its investment in SIR under the equity method. In addition, in May and June 2014, SIR issued 10,000,000 of its common shares in a public offering, which reduced EQC's ownership interest in SIR to 36.7%. On July 9, 2014, EQC sold its entire stake of 22,000,000 common shares of SIR.

(2)
Affiliates Insurance Company, or AIC, is a private company that, until May 9, 2014, was owned equally by Reit Management & Research LLC, or RMR, and each of the public companies to which RMR provided management services, including EQC and SIR. On May 9, 2014, as a result of the change in control of EQC and in accordance with the terms of a shareholders agreement among EQC and the other AIC shareholders, the other AIC shareholders purchased pro rata from EQC all 20,000 shares of AIC that EQC then owned for aggregate proceeds of $5,776.

DEFINITIONS

Annualized Rental Revenue
Annualized rental revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of December 31, 2015, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, free rent periods and parking revenue. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, 3) depreciation and amortization, and 4) our portion of these items related to equity investees. Our calculation of Adjusted EBITDA differs from our calculation of EBITDA because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.
We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth common

DEFINITIONS

shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
These are leasing costs such as brokerage commissions and related legal expenses.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is total revenues minus operating expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from October 1, 2014 through December 31, 2015. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2014 through December 31, 2015. Discontinued operations and properties classified as held for sale are excluded from same property results.
We consider these measures to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, impairment write-downs, and currency adjustments, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Percentage Leased
Percentage leased includes: 1) space being fitted out for occupancy pursuant to existing leases and 2) space which is leased but not occupied or is being offered for sublease by tenants.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: revolving credit facility, senior unsecured debt, net, and mortgage notes payable, net.

DEFINITIONS

Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, impairment write-downs, and currency adjustments, if any.